                                                                   EXHIBIT 10.34


                        COMMON STOCK ISSUANCE AGREEMENT

          THIS COMMON STOCK ISSUANCE AGREEMENT (this "Agreement") is made on the 22nd day of October, 1999, by and between BUY.COM INC., a Delaware corporation (the "Company") and the PGA TOUR, INC., a Maryland corporation (the "Investor").

          WHEREAS, concurrently with the execution of this Agreement, the Company and the Investor will enter into a Sponsorship Agreement, a form of which is attached hereto as Exhibit A, setting forth the terms and conditions of the Company's sponsorship of the Investor's series of golf tournaments, currently known as the NIKE TOUR, which agreement will ultimately be superseded by a more definitive agreement (the "Sponsorship Agreement");

          WHEREAS, in consideration for the rights granted under the Sponsorship Agreement, the Company desires to issue, and the Investor desires to acquire, an aggregate of 1,800,000 shares (subject to adjustment for stock splits, combinations and the like subsequent to the date of this Agreement and prior to the Closing) of the Company's Common Stock (the "Common Stock") in accordance with the terms and conditions set forth herein; and

          NOW, THEREFORE, the parties hereby agree as follows:

I.   ISSUANCE OF STOCK.

     A. Issuance of Common Stock. Subject to the terms and conditions of this Agreement, the Investor agrees to acquire at the Closing and the Company agrees to issue the Common Stock to the Investor at the Closing, in consideration of the grant of the rights set forth in the Sponsorship Agreement whereby the Company will become exclusive umbrella sponsor of the Investor's circuit of golf tournaments, currently known as the NIKE TOUR. The parties agree that the value of the Common Stock being issued under this Agreement is $5.67 per share.

     B. Closing. The issuance of the Common Stock shall take place at the offices of Brobeck, Phleger & Harrison LLP, 38 Technology Drive, Irvine, California, at 9:00 a.m., on October __, 1999, or at such other time and place as the Company and the Investor mutually agree (which time and place are designated as the "Closing"). At the Closing, the Company shall deliver to the Investor a certificate representing the Common Stock, free and clear of all liens and encumbrances other than restrictions on transfer described herein.

II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that:

     A. Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

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     B.   Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Sponsorship Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, sale and delivery of the Common Stock being sold hereunder has been taken. This Agreement and the Sponsorship Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

     C. Valid Issuance of Common Stock. The Common Stock to be issued to the Investor in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

     D. California Securities Law. The issuance of the Common Stock to the Investor under the circumstances set forth herein is exempt from the qualification or registration requirements of the California Corporations Code.

III. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants that:

     A. Authorization. The Investor has full power and authority to enter into this Agreement and the Sponsorship Agreement and each such agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     B. Issuance Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Common Stock to be received by the Investor will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to the person or to any third person, with respect to any of the Common Stock other than the possible reconveyance to the Company pursuant to the Repurchase Option (defined below).

     C. Disclosure of Information. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Common Stock. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Common Stock and the business, properties, prospects and financial condition of the Company.

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

     D. Investment Experience. The Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. The Investor also represents it has not been organized for the purpose of acquiring the Common Stock.

     E. Accredited Investor. The Investor is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

     F. Restricted Securities. The Investor understands that the Common Stock it is purchasing is characterized as "restricted securities" under the federal securities laws inasmuch as it is being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Common Stock may be resold without registration under the Securities Act of 1933, as amended (the "Act") only in certain limited circumstances. In the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Act, the Common Stock must be held indefinitely. In this regard, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     G. Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition, other than pursuant to Rule 144 under the Securities Act of 1933, as amended, of all or any portion of the Common Stock unless the Company consents in writing to such transfer or disposition, and:

          1. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          2. The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

     H. Legends. It is understood that the certificates evidencing the shares of Common Stock will bear the following legends:

          1. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND QUALIFICATION UNDER

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

     APPLICABLE STATE SECURITIES LAWS, OR (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED OR (C) SOLD PURSUANT TO RULE 144 UNDER THE ACT.

          2. Any legend required under applicable state securities laws.

          3. The foregoing legend will be removed from the certificates evidencing the shares of Common Stock promptly following the Investor's written request accompanied by an opinion of counsel satisfactory to the Company to the effect that such legend is no longer required under the Act.

IV.  CALIFORNIA COMMISSIONER OF CORPORATIONS.

     A. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

V. "MARKET STAND-OFF" AGREEMENT. In accordance with the Sponsorship Agreement, the Investor hereby agrees that, during the period of duration specified by the Company and an underwriter of Common Stock or other securities of the Company, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company acquired by the Investor hereunder at any time during such period except Common Stock included in such registration; provided, however, that:

          a. such market stand-off time period shall not exceed 180 days with respect to the initial registered public offering and 90 days with respect to any subsequent registered public offering;

          b. all officers and directors of the Company enter into similar agreements.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to any securities of the Company held by the Investor until the end of such period. If requested to do so by the Company, each Investor shall execute an underwriter's letter in the customary form prior to such registration.

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

          Notwithstanding the foregoing, the obligations described in this
Section 5 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

VI. CONDITIONS OF INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

     A. Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

     B. Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement and the Sponsorship Agreement that are required to be performed or complied with by it on or before the Closing.

     C. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

     D. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

VII. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

     A. Representations and Warranties. The representations and warranties of the Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

     B. Execution of the Sponsorship Agreement. The Investor and the Company shall have executed the Sponsorship Agreement dated as of the date hereof, by and between the Company and the Investor.

     C. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

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

VIII. ADDITIONAL AGREEMENTS OF THE PARTIES.

      A. Repurchase Option. In addition to any other limitation on transfer created by applicable securities laws, Investor shall not assign, encumber or dispose of any interest in the Common Stock while the Common Stock is subject to the Company's Repurchase Option (as defined below). The Repurchase Option shall be exercisable in any of the following events and shall terminate thirty (30) days after the completion of the Company's initial public offering of common stock on Form S-1 (the "IPO") (except for the Repurchase Option in the event of a material breach described in subsection 8(A)(4) below which shall survive the
IPO):

          1. In the event the Company has not completed its IPO on or before July 1, 2000 and the Investor requests in writing to shorten the term of the Sponsorship Agreement to two (2) years, the Company shall upon the date of receipt of such request (the "First Request Date") have an irrevocable, exclusive option (the "Repurchase Option") for a period of 60 days from such date to repurchase all of the Common Stock held by Investor as of the First Request Date. The balance of the Secured Account (as defined in the Sponsorship Agreement) shall be transferred to the Investor upon the exercise of such Repurchase Option as consideration for the Common Stock.

          2. In the event the Company has not completed its IPO on or before June 30, 2001 and the Investor requests in writing to shorten the term of the Sponsorship Agreement to two (2) years, the Company shall upon the date of receipt of such request (the "Second Request Date") have a Repurchase Option for a period of sixty (60) days from such date to repurchase all of the Common Stock held by Investor as of the Second Request Date. The balance of the Secured Account (as defined in the Sponsorship Agreement) upon the date of such request shall be transferred to the Investor upon the exercise of such Repurchase Option as consideration for the Common Stock.

          3. In the event the Company fails to pay the Initial Payment (as defined in the Sponsorship Agreement) and the Investor requests in writing to terminate the Sponsorship Agreement, the Company shall upon the date of receipt of such request (the "Third Request Date") have a Repurchase Option for a period of sixty (60) days from such date to repurchase all of the Common Stock held by Investor as of the Third Request Date. The balance of the Secured Account (as defined in the Sponsorship Agreement) upon the date of such request shall be transferred to the Investor upon the exercise of such Repurchase Option as consideration for the Common Stock.

          4. In the event of a material breach by the Investor of this Agreement or the Sponsorship Agreement (following written notice thereof and a period of not less than thirty (30) days for the Investor to cure such breach), the Company shall have a Repurchase Option to repurchase all of the Common Stock held by Investor.

          5. The Repurchase Option shall be exercised by the Company by written notice to Investor. The repurchase price for the Company's Repurchase Option shall be $0.01 per share of Common Stock and Buy.com shall be entitled to apply the then outstanding balance of the Secured Account against such repurchase price. Upon delivery of such notice, the payment of the repurchase price and the transfer of the balance of the Secured Account to

Investor, the Company shall become the legal and beneficial holder of the Common Stock being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of shares Common Stock being repurchased by the Company, without further action by Investor.

     B. Rule 144. After the completion of the IPO and during any period in which the Investor shall have satisfied the holding period requirements of Rule 144, the Company shall fully and promptly observe and perform all SEC reporting requirements referenced in subsection (c) of Rule 144.

IX.  MISCELLANEOUS.

     A. Survival. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company.

     B. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

     C. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     D. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

     E. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by written notice to the other party.

     F. Finder's Fee. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     G. Expenses. Irrespective of whether the Closing is effected, each party to this Agreement shall bear and pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement; provided, however, that the Company shall bear the expense of any opinion of counsel contemplated by Section III(H) above. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     H. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

     I. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     J. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

     K. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.



                           [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                        BUY.COM INC.



                                        By:___________________________________
                                           Name:
                                           Title:


                              Address:  21 Brookline
                                        Aliso Viejo, California 92656
                                        Attention:  Murray Williams
                                        Facsimile No.: (949) 425-5257


                                        PGA TOUR, INC.


                                        By:___________________________________
                                           Name:
                                           Title:

                              Address:

                                        Attention:____________________________
                                        Facsimile No.:________________________

              [Signature page to Common Stock Issuance Agreement]

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                                   Exhibit A

                               TABLE OF CONTENTS

I.    ISSUANCE of Stock..........................................................    1
      A.  Issuance of Common Stock...............................................    1
      B.  Closing................................................................    1
II.   Representations and Warranties of the Company..............................    1
      A.  Organization, Good Standing and Qualification..........................    1
      B.  Authorization..........................................................    2
      C.  Valid Issuance of Common Stock.........................................    2
      D.  California Securities Law..............................................    2
III.  Representations and Warranties of the Investor.............................    2
      A.  Authorization..........................................................    2
      B.  Issuance Entirely for Own Account......................................    2
      C.  Disclosure of Information..............................................    2
      D.  Investment Experience..................................................    3
      E.  Accredited Investor....................................................    3
      F.  Restricted Securities..................................................    3
      G.  Further Limitations on Disposition.....................................    3
      H.  Legends................................................................    3
IV.   California Commissioner of Corporations....................................    4
      A.  THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS
      NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE
      OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR
      RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO
      SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT
      FROM QUALIFICATION.........................................................    4
      A.  BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE.
      THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED
      UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT........   4
V.    "Market Stand-Off" Agreement................................................   4
VI.   Conditions of Investor's Obligations at Closing.............................   5
      A.  Representations and Warranties..........................................   5
      B.  Performance.............................................................   5
      C.  Qualifications..........................................................   5
      D.  Proceedings and Documents...............................................   5
VII.  Conditions of the Company's Obligations at Closing..........................   5
      A.  Representations and Warranties..........................................   5
      B.  Execution of the Sponsorship Agreement..................................   5
      C.  Qualifications..........................................................   5
VIII. ADDITIONAL AGREEMENTS OF THE PARTIES........................................   6
      A.  Repurchase Option.......................................................   6
      B.  Rule 144................................................................   7
IX.   Miscellaneous...............................................................   7

      A.  Survival................................................................   7
      B.  Successors and Assigns..................................................   7
      C.  Governing Law...........................................................   7
      D.  Titles and Subtitles....................................................   7
      E.  Notices.................................................................   7
      F.  Finder's Fee............................................................   7
      G.  Expenses................................................................   8
      H.  Amendments and Waivers..................................................   8
      I.  Severability............................................................   8
      J.  Entire Agreement........................................................   8
      K.  Counterparts............................................................   8

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